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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                OCTOBER 29, 1999



                              WESTBANK CORPORATION
               (Exact name of registrant as specified in charter)

         MASSACHUSETTS                         000-12784                  04-2830731
(State or other jurisdiction of         (Commission file number)         (IRS employer
         incorporation)                                               identification no.)

         225 PARK AVENUE, P.O. BOX 149, WEST SPRINGFIELD, MA 01090-0149
               (Address of principal executive offices)     (Zip code)



       Registrant's telephone number, including area code: (413) 747-1400
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  As of the close of business on October 29, 1999, Cargill Bank ("Cargill"), a wholly owned subsidiary of Westbank Corporation ("Westbank"), completed its purchase of certain assets and assumption of certain liabilities of New London Trust, F.S.B., including two (2) branches in Connecticut, pursuant to an agreement entered into with PM Holdings, Inc., ("PM Holdings"), a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"), and PM Trust Holding Company, a wholly owned subsidiary of PM Holdings. The acquisition occurred immediately after PM Trust's acquisition of all the outstanding capital stock of New London Trust from Sun Life Assurance Company of Canada (U.S.). The agreements among the parties relating to this transaction were filed as exhibits to the Form 10-Q for the quarter ended March 31, 1999.

                  In connection with the acquisition, Westbank indirectly acquired two (2) branches of New London Trust (in Danielson and Putnam, Connecticut) with assets totaling $106 million to add to its recently acquired Cargill Bank subsidiary. The New London Trust offices in Danielson and Putnam, Connecticut, are branch offices of Cargill Bank, which will operate five (5) banking offices with a total of $170 million in assets. The combined assets of Westbank upon consummation of the acquisition of the two (2) Connecticut branch offices are in excess of $570 million. The acquisition was consummated after satisfaction of certain approvals and will be accounted for as a purchase under generally accepted accounting principles. Cargill paid $8,690,000 of a deposit premium. The source of the funds for the acquisition consisted of Cargill's accumulation of its cash flow from the maturity of short-term investments, principal and interest on loans, other cash receipts, net of operating expenses and other projected disbursements.

                  This Form 8-K includes as exhibits certain financial information required under Item 7 which was not contained in
                  Item 5 of the previously-filed Form 10-Q filed with the Securities and Exchange Commission on November 12, 1999.


                  a.       Financial Statements of Business Acquired

                           Financial statements for the Connecticut banking division of New London Trust, F.S.B., as of and for the period ended October 29, 1999, attached hereto as
                           Exhibit 99.1 are incorporated herein by reference.


                  b.       Pro Forma Financial Information

                           Not applicable.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED)



                  c.       Exhibits

                           10.1 Stock Purchase Agreement dated April 12, 1999, among SunLife Assurance Company of Canada (U.S.), New London Trust, F.S.B., and PM Holdings, Inc., PM Trust Holding Company, Lake Sunapee Bank, F.S.B., Mascoma Savings Bank and Cargill Bank.(1)

                           10.2 Purchase and Assumption Agreement dated April 12, 1999, among PM Holdings, Inc., PM Trust Holding Company, Cargill Bank, Lake Sunapee Bank, F.S.B., and Mascoma Savings Bank.(1)

                           10.3 Asset and Liability Allocation Agreement dated April 12, 1999, among Lake Sunapee Bank, F.S.B., Mascoma Savings Bank and Cargill Bank.(1)

                           99.1 Financial Statements for the Connecticut banking division of New London Trust, F.S.B., as of and for the period ended October 29, 1999.



(1) Incorporated by reference to the Quarterly Report on Form 10-Q for the three months ended March 31, 1999.
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                                  EXHIBIT INDEX



Exhibit Number


10.1 Stock Purchase Agreement dated April 12, 1999, among SunLife Assurance Company of Canada (U.S.), New London Trust, F.S.B., and PM Holdings, Inc., PM Trust Holding Company, Lake Sunapee Bank, F.S.B., Mascoma Savings Bank and Cargill Bank.(1)

10.2 Purchase and Assumption Agreement dated April 12, 1999, among PM Holdings, Inc., PM Trust Holding Company, Cargill Bank, Lake Sunapee Bank, F.S.B., and Mascoma Savings Bank.(1)

10.3 Asset and Liability Allocation Agreement dated April 12, 1999, among Lake Sunapee Bank, F.S.B., Mascoma Savings Bank and Cargill Bank.(1)

99.1 Financial statements for the Connecticut banking division of New London Trust, F.S.B., as of and for the period ended October 29, 1999.



(1) Incorporated by reference to the Quarterly Report on Form 10-Q for the three months ended March 31, 1999.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTBANK CORPORATION



Dated:   January 13, 2000          By:   /s/ John M. Lilly
                                         -------------------------------------
                                         John M. Lilly
                                         Treasurer and Chief Financial Officer